               AmeriCredit Automobile Receivables Trust 1996-D
             Class A-1 5.42500% Money Market Asset Backed Notes
                 Class A-2 Floating Rate Asset Backed Notes
                     Class A-3 6.1% Asset Backed Notes
                      6.3% Asset Backed Certificates
                          Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1996-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 1, 1996. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:         04/01/97
Monthly Period Ending:            04/30/97

I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A. Beginning of period Aggregate Principal Balance                                                   $182,074,010
                                                                                                           ------------
      B. Purchase of Subsequent Receivables                                                                           0
                                                                                                           ------------
      C. Monthly Principal Amounts

         (1) Collections on Receivables outstanding at end of period                         4,937,546
                                                                                           ------------
         (2) Collections on Receivables paid off during period                               1,560,089
                                                                                           ------------
         (3) Receivables becoming Liquidated Receivables during period                       1,875,518
                                                                                           ------------
         (4) Receivables becoming Purchased Receivables during period
                                                                                           ------------
         (5) Cram Down Losses occurring during period
                                                                                           ------------
         (6) Other Receivables adjustments                                                      (8,417)
                                                                                           ------------
         (7)  Less amounts allocable to Interest                                            (2,672,712)
                                                                                           ------------
         Total Monthly Principal Amounts                                                                      5,692,024
                                                                                                           ------------
      D. End of period Aggregate Principal Balance                                                         $176,381,986
                                                                                                           ------------
                                                                                                           ------------
      E. Pool Factor                                                                                         88.191143%
                                                                                                           ------------
                                                                                                           ------------
II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                  CLASS A-1     CLASS A-2     CLASS A-3       TOTAL
                                                                  ---------     ---------     ---------       -----
      A. Beginning of period Note Balance                        $30,959,381   $76,999,864   $58,499,897   $166,459,142
                                                                 -------------------------------------------------------
      B. Noteholders' Principal Distributable Amount               5,692,024             0             0      5,692,024
      C. Noteholders' Accelerated Principal Amount                   403,776             0             0        403,776
      D. Accelerated Payment Amount Shortfall                        780,506             0             0        780,506
      E. Note Prepayment Amount                                            0             0             0              0
                                                                 -------------------------------------------------------
      F. End of period Note Balance                              $24,083,075   $76,999,864   $58,499,897   $159,582,836
                                                                 -------------------------------------------------------
                                                                 -------------------------------------------------------
      G. Note Pool Factors                                         41.883608%    99.999824%    99.999824%     82.685407%
                                                                 -------------------------------------------------------
                                                                 -------------------------------------------------------

                                      1

III.  MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

      A. Beginning of period Certificate Balance                                                            $6,999,988
                                                                                                           ------------
      B. Certificateholders' Principal Distributable Amount                                                          0
      C. Certificateholders' Accelerated Principal Amount                                                            0
      D. Certificate Prepayment Amount                                                                               0
                                                                                                           ------------
      E. End of period Certificate Balance                                                                  $6,999,988
                                                                                                           ------------
                                                                                                           ------------
      F. Certificate Pool Factor                                                                             99.999824%
                                                                                                           ------------
                                                                                                           ------------
IV.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A. Beginning of period Pre-Funding Account balance                                                            $0
                                                                                                           ------------
      B. Purchase of Subsequent Receivables                                                          0
                                                                                           ------------
      C. Investment Earnings                                                                         0
                                                                                           ------------
      D. Investment Earnings Transfer to Collections Account                                         0
                                                                                           ------------
      E. Payment of Mandatory Prepayment Amount                                                      0
                                                                                           ------------
                                                                                                                     0
                                                                                                           ------------
      F. End of period Pre-Funding Account balance                                                                  $0
                                                                                                           ------------
                                                                                                           ------------
V.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A. Total Monthly Principal Amounts                                                                    $5,692,024
                                                                                                           ------------
      B. Required Pro-forma Security Balance                                               156,979,968
                                                                                           ------------
      C. Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly
          Principal Amounts)                                                               167,767,106
                                                                                           ------------
      D. Step-down Amount  (B. - C.)                                                                                 0
                                                                                                           ------------
      E. Principal Distributable Amount  (A.- D.)                                                           $5,692,024
                                                                                                           ------------
                                                                                                           ------------
VI.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A. Beginning of period Capitalized Interest Account balance                                                   $0
                                                                                                           ------------
      B. Monthly Capitalized Interest Amount                                                         0
                                                                                           ------------
      C. Investment Earnings                                                                         0
                                                                                           ------------
      D. Investment Earnings Transfer to Collections Account                                         0
                                                                                           ------------
      E. Payment of Overfunded Capitalized Interest Amount                                           0
                                                                                           ------------
      F. Payment of Remaining Capitalized Interest Account                                           0
                                                                                           ------------
                                                                                                                     0
                                                                                                           ------------
      G. End of period Capitalized Interest Account balance                                                         $0
                                                                                                           ------------
                                                                                                           ------------
VII.  RECONCILIATION OF COLLECTION ACCOUNT:

      A. Available Funds:

         (1) Collections on Receivables during period
              (net of Liquidation Proceeds)                                                 $6,497,635
                                                                                           ------------
         (2) Liquidation Proceeds collected during period                                      776,662
                                                                                           ------------
         (3) Purchase Amounts deposited in Collection Account
                                                                                           ------------
         (4) (a) Investment Earnings - Collection Account                                       25,538
                                                                                           ------------
             (b) Investment Earnings - Transfer From Prefunding Account                              0
                                                                                           ------------
             (c) Investment Earnings - Transfer From Capitalized Interest Account                    0
                                                                                           ------------
         (5) Collection of Supplemental Servicing Fees                                          61,610
                                                                                           ------------
         (6) Monthly Capitalized Interest Amount                                                     0
                                                                                           ------------
         (7) Mandatory Prepayment Amount
                                                                                           ------------
         Total Available Funds                                                                               7,361,445
                                                                                                           ------------
      B. Distributions:

         (1) Base Servicing Fee and Supplemental Servicing Fees                                397,689
                                                                                           ------------
         (2) Agent fees                                                                          6,810
                                                                                           ------------
         (3) Noteholders' Interest Distributable Amount
             (a) Class A - 1                                                                   130,631
                                                                                           ------------
             (b) Class A - 2                                                                   347,804
                                                                                           ------------
             (c) Class A - 3                                                                   297,374
                                                                                           ------------

         (4) Noteholders' Principal Distributable Amount
             (a) Class A - 1                                                                 5,692,024
                                                                                           ------------
             (b) Class A - 2                                                                         0
                                                                                           ------------
             (c) Class A - 3                                                                         0
                                                                                           ------------
         (5) Certificateholders' Interest Distributable Amount                                  36,750
                                                                                           ------------
         (6) Certificateholders' Principal Distributable Amount                                      0
                                                                                           ------------
         (7) Security Insurer Premiums                                                          48,587
                                                                                           ------------
         Total distributions                                                                                 6,957,669
                                                                                                           ------------

                                       2

      C. Excess Available Funds  (or Deficiency Claim Amount)                                                  403,776
                                                                                                           ------------
      D. Noteholders' Accelerated Principal Amount                                                            (403,776)
                                                                                                           ------------
      E. Certificateholders' Accelerated Principal Amount
                                                                                                           ------------
      F. Deposit to Spread Account                                                                                  $0
                                                                                                           ------------
                                                                                                           ------------
VIII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A. Excess Available Funds (VI.C.)                                                    $   403,776
                                                                                           ------------
      B. Pro Forma Security Balance (II.A.-II.B.+III.A.)                                   167,767,106
                                                                                           ------------
      C. Required Pro Forma Security Balance (89% x (I.D.+IV.F.)                           156,979,968
                                                                                           ------------
      D. Excess of Pro Forma Balance over Required Balance (B. - C.)                        10,787,138
                                                                                           ------------
      E. End of Period  Class A-1 Note Balance                                              25,267,357
                                                                                           ------------
      F. Greater of D. or E.                                                                25,267,357
                                                                                           ------------
      G. Accelerated Principal Amount (lesser of A. or F.)                                                 $   403,776
                                                                                                           ------------
                                                                                                           ------------
IX.   CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A. Pro Forma Security Balance                                                       $167,767,106
                                                                                           ------------
      B. Required Pro Forma Security Balance                                               156,979,968
                                                                                           ------------
      C. Excess of Pro Forma Balance over Required Balance (A. - B.)                        10,787,138
                                                                                           ------------
      D. End of Period Class A-1 Note Balance                                               25,267,357
                                                                                           ------------
      E. Greater of C. or D.                                                                25,267,357
                                                                                           ------------
      F. Excess Available Funds (VI.C.)                                                        403,776
                                                                                           ------------
      G. Investment Earnings on Collection Account                                              25,538
                                                                                           ------------
      H. Accelerated Payment Amount Shortfall (E.- F.+G.)                                                  $24,889,119
                                                                                                           ------------
                                                                                                           ------------
X.    RECONCILIATION OF SPREAD ACCOUNT:

      A. Beginning of period Spread Account balance                                                        $16,386,661
                                                                                                           ------------
      B. Additions to Spread Account
         (1) Deposits from Collections Account  (VI. F.)                                             0
                                                                                           ------------
         (2) Investment Earnings                                                                74,204
                                                                                           ------------
         (3) Deposits Related to Subsequent Receivables Purchases                                    0
                                                                                           ------------
         Total Additions                                                                                        74,204
                                                                                                           ------------
      C. Spread Account balance prior to withdrawals                                                        16,460,865
                                                                                                           ------------
      D. Requisite Amount of Spread Account
          (1) Initial Spread Account Deposit                                               $13,464,641
                                                                                           ------------
          (2) Subsequent Spread Account Deposits                                             4,535,329
                                                                                           ------------
          (3) Total Initial & Subsequent Spread Account Deposits (1)+(2)                    17,999,970
                                                                                           ------------
          (4) 9% of end of period Aggregate Principal Balance                               15,874,379
                                                                                           ------------
          (5) $100,000                                                                         100,000
                                                                                           ------------
          (6) 2% of Original Pool Balance                                                    3,999,993
                                                                                           ------------
          (7) End of period Note and Certificate Balance                                   166,582,824
                                                                                           ------------
          (8) Lesser of (6) or (7)                                                           3,999,993
                                                                                           ------------
          (9) Greater of (5) or (8)                                                          3,999,993
                                                                                           ------------
         (10) Aggregate Principal Balance                                                  176,381,986
                                                                                           ------------
         (11) End of period Note and Certificate Balance (before accel.
               principal shortfall calc)                                                   167,363,330
                                                                                           ------------
         (12) Line (10) less line (11)                                                       9,018,656
                                                                                           ------------
         (13) OC level (12)/(10), Maximum 11%                                                     5.11%
                                                                                           ------------
         (14) 14% less OC level, if OC level is greater than 5%                                   8.89%
                                                                                           ------------
         (15) Percent in (13) or (14))  x  End of period Aggregate
               Principal Balance                                                            15,680,359
                                                                                           ------------
         (16) 15% of end of period Aggregate Principal Balance if Trigger Date                     n/a
                                                                                           ------------
         Requisite Amount of Spread Account (either (3),(4), (9), (15),
          or (16) as applicable)                                                                               15,680,359
                                                                                                           ------------

      E. Withdrawals from Spread Account
         (1) Priority First - Deficiency Claim Amount
                                                                                           ------------
         (2) Priority Second through Third
                                                                                           ------------
         (3) Priority Fourth - Accelerated Payment Amount Shortfall            24,889,119
                                                                              ------------
             Accelerated Payment Amount Shortfall in Excess of Requisite Amount                780,506
                                                                                           ------------
         (4) Priority Fifth through Sixth
                                                                                           ------------
         (5) Priority Seventh - to Servicer                                                          0
                                                                                           ------------
         Total withdrawals                                                                                     780,506
                                                                                                           ------------
      F. End of period Spread Account balance                                                              $15,680,359
                                                                                                           ------------
                                                                                                           ------------

                                      3

XI.   PERFORMANCE TESTS:

      A. Delinquency Ratio
         (1) Receivables with Scheduled Payment
              delinquent more than 30 days at end of period                                $16,847,161
                                                                                           ------------
         (2) Purchased Receivables with Scheduled
              Payment delinquent more than 30 days at end of period
                                                                                           ------------
         (3) Beginning of period Principal Balance                                         182,074,010
                                                                                           ------------
         (4) Delinquency Ratio (1)+(2) divided by (3)                                                             9.25%
                                                                                                           ------------
         (5) Previous Monthly Period Delinquency Ratio                                                            8.65%
                                                                                                           ------------
         (6) Second previous Monthly Period Delinquency Ratio                                                     7.72%
                                                                                                           ------------
         (7) Average Delinquency Ratio (4)+(5)+(6) divided by 3                                                   8.54%
                                                                                                           ------------
         (8) Compliance (Delinquency Test Failure is a
              Delinquency Ratio equal to or greater than 14%)                                                      yes
                                                                                                           ------------
      B. Cumulative Default Rate
         (1) Defaulted Receivables in Current Period                                        $1,971,461
                                                                                           ------------
         (2) Cumulative Defaulted Receivables Including
              Defaulted Receivables in Current Period                                        8,428,377
                                                                                           ------------
         (3) Original Pool Balance                                                         199,999,661
                                                                                           ------------
         (4) Cumulative Default Rate (2) divided by (3)                                                           4.21%
                                                                                                           ------------
         (5) Compliance (Default Test Failure is a Cumulative
              Default Rate equal to or greater than 8.74%.)                                                        yes
                                                                                                           ------------
      C. Cumulative Net Loss Rate
          (1) Receivables becoming Liquidated Receivables during period                     $1,875,518
                                                                                           ------------
          (2) Purchased Receivables with Scheduled
               Payment delinquent more than 30 days at end of period
                                                                                           ------------
          (3) Cram Down Losses occurring during period
                                                                                           ------------
          (4) Liquidation Proceeds collected during period                                    (776,662)
                                                                                           ------------
          (5) Net Losses during period (1)+(2)+(3)-(4)                                       1,098,856
                                                                                           ------------
          (6) Net Losses since Initial Cut-off Date (Beginning of Period)                    1,629,874
                                                                                           ------------
          (7) 50% of Receivables with Scheduled Payment delinquent
               more than 90 days at end of period                                            1,740,527
                                                                                           ------------
          (8) Original Aggregate Principal Balance plus Pre-Funded Amount
               as of the Closing Date                                                      200,000,000
                                                                                           ------------
          (9) Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                                 2.23%
                                                                                                           ------------
         (10) Compliance (Net Loss Test Failure is a
               Net Loss Rate equal to or greater than 5.00%.)                                                      yes
                                                                                                           ------------

XII.  DELINQUENCY:

      A. Receivables with Scheduled Payment delinquent
         (1) 31-60 days                                                                   #      1,138     $12,334,559
                                                                                           ----------------------------
         (2) 61-90 days                                                                            299       3,268,747
                                                                                           ----------------------------
         (3) over 90 days                                                                          114       1,243,855
                                                                                           ----------------------------
          Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                                    1,551     $16,847,161
                                                                                           ----------------------------

                                      4

XIII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A. Beginning of period number of Receivables                                                              15,949
                                                                                                           ------------
      B. Number of Subsequent Receivables Purchased                                                                  0
                                                                                                           ------------
      C. Number of Receivables becoming Liquidated
          Receivables during period                                                                                310
                                                                                                           ------------
      D. Number of Receivables becoming Purchased
          Receivables during period
                                                                                                           ------------
      E. Number of Receivables paid off during period                                                              222
                                                                                                           ------------
      F. End of period number of Receivables                                                                    15,417
                                                                                                           ------------
                                                                                                           ------------
XIV.  STATISTICAL DATA:

      A. Weighted Average APR of the Receivables                                                                 19.97%
                                                                                                           ------------
      B. Weighted Average Remaining Term of the Receivables                                                      46.90
                                                                                                           ------------
      C. Average Receivable Balance                                                                            $11,441
                                                                                                           ------------
      D. Aggregate Realized Losses                                                                          $2,728,730
                                                                                                           ------------

AmeriCredit Financial Services, Inc.


By:
         ----------------------------------
Name:    Daniel E. Berce
         ---------------
Title:   Executive Vice-President
         ------------------------
         Chief Financial Officer & Treasurer
         -----------------------------------
Date:    May 5, 1997
         -----------